                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003
                                                (October 30, 2003)
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

      MONTANA                        0-14183                   81-0141785
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)             Identification No.)

1 First Avenue South, Great Falls, Montana         59401
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  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     As of October 30, 2003, the Board of Directors of Energy West, Incorporated
reconstituted its Compensation Committee to be composed of W.E. (Gene) Argo,
George D. Ruff and David A. Flitner.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 30, 2003           ENERGY WEST, INCORPORATED

                                        By:  /s/ John C. Allen
                                            ------------------------------------
                                            John C. Allen
                                            Interim President and
                                            Chief Executive Officer